UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 6, 2009

ANVIL FOREST PRODUCTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53292
(State or other jurisdiction of incorporation)	(Commission File No.)

701 N. Green Valley Parkway Suite 200
Henderson, NV 89074
(Address of principal executive offices and Zip Code)

(877) 269-4984
(Registrant’s telephone number, including area code)

21-2-6-1 Jin Ha Hua Yuan Dong Yuan
Xi Gang Qu
Dalian, China 116000
(Former name or former adress, if changed since last report)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW # 840
Washington, DC 20006

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Securities

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Item 1.01	Entry into a Material Definitive Agreement

On May 6, 2009, Horst Balthes, a shareholder and affiliate of Anvil Forest Products, Inc. (the “Registrant”), consummated one Stock Purchase Agreement (the “Agreement”) with Telemedicine Inc. (the “Buyer”). Pursuant to the Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.1, the Buyer acquired from Mr. Balthes a total 50,000 restricted shares of common stock of the Registrant for a total price of Four Hundred Ninety Two Dollars ($492.00).

Also on May 6, 2009, Walter Brenner, a major shareholder and affiliate of the Registrant, consummated one Affiliate Stock Purchase Agreement (the “Affiliate Agreement”) with the Buyer. Pursuant to the Affiliate Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.2, the Buyer acquired from Mr. Brenner a total of 3,000,000 restricted shares of common stock of the Registrant for a total price of Twenty Nine Thousand Five Hundred Eight Dollars ($29,508.00).

As the result, under the terms and conditions of the Agreement and the Affiliate Agreement, the Buyer acquired from Mr. Balthes and Mr. Brenner a total of 3,050,000 shares of common stock of the Registrant (the “Transaction”), representing approximately 68.8% of the total issued and outstanding shares of the Registrant.

Item 3.02	Unregistered Sale of Securities

As described in the Item 1.01, on May 6, 2009, the Buyer acquired from Mr. Balthes and Mr. Brenner a total of 3,050,000 shares of common stock of the Registrant, representing approximately 68.8% of the total issued and outstanding shares of the Registrant for a total price of Thirty Thousand Dollars ($30,000.00).

Item 5.01	Changes in Control of Registrant

As described in Item1.01, on May 6, 2009, the Buyer acquired from Mr. Balthes and Mr. Brenner a total of 3,050,000 shares of common stock of the Registrant, representing approximately 68.8% of the total issued and outstanding shares of the Registrant. As the result, the Buyer acquired control of the Registrant on January 15, 2009.

Each share of common stock that the Buyer acquired is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Zhijiang Zhang served as the Registrant’s President, Principal Accounting Officer, Prinicpal Executive Officer, Principal Financial Officer, Secretary, Treasurer and sole member of the Board of Directors of the Company. Immediately following the closing of the Transaction, Kendra Marcoux was appointed by the Board of Directors as Registrant’s President and Director to serve until his successors shall be elected and qualified until the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws. Following the appointment of Kendra Marcoux as officer and Director of the Company, Zhijiang Zhang tendered his resignation from all positions as officer and director of the Company.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Buyer acquired the control of the Registrant. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 1A, 1B, 2, 3 and 4 of Part I; Items 5, 6, 7, 7A, 8 and 9 of Part II; Items 9A, 11, 13 and 14 of part III; and Item 15 of Part IV of the Registrant’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 are hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of April 30, 2009 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial Owner	Amount of Direct Ownership	Position	Percent of Class

Zhijiang Zhang	0	President, CFO, CEO, Director	0%

Walter Brenner	3,000,000	None	67.72%

All Directors/ Officers	3,000,000	—	67.72%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 4,430,000 shares of Common Stock issued and Outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held

Zhijiang Zhang	Director, Secretary, Treasurer, President, CFO, CEO

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Since August 27, 2008, Mr. Zhijiang Zhang has been Registrant’s President, Principal Accounting Officer, Principal Executive Officer, Principal Financial Officer, Secretary, Treasurer, and sole member of the Board of Directors. Since 1998, Mr. Zhang has been an independent consultant and business man working in the industries of logging, furniture manufacturing, textiles, real estate and technology.

During the past five years, Mr. Zhijiang Zhang has not been the subject of the following events:

          1. Any bankruptcy petition filed by or against any business of which Zhijiang Zhang was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

          2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

          3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Zhijiang Zhang’s involvement in any type of business, securities or banking activities.

          4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Executive Compensation

The following table sets forth the compensation paid by us for the last three fiscal years ending March 31, 2009 for our sole officer and previously resigned officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

Executive Officer Compensation Table
Name and Principal Position (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non- Equity Incentive Plan Compensation (US$) (g)	Nonqualified Deferred Compensa- tion Earnings (US$) (h)	All Other Compen- sation (US$) (i)	Total (US$) (j)

Zhijiang Zhang	2009	0	0	0	0	0	0	0	0
President, CEO &	2008	0	0	0	0	0	0	0	0
CFO	2007	0	0	0	0	0	0	0	0

Walter Brenner	2009	0	0	0	0	0	0	0	0
President	2008	0	0	0	0	0	0	0	0
(resigned)	2007	0	0	0	0	0	0	0	0

Horst Balthes	2009	0	0	0	0	0	0	0	0
Secretary, Treasurer	2008	0	0	0	0	0	0	0	0
(resigned)	2007	0	0	0	0	0	0	0	0

We did not pay any salaries in fiscal year 2009. We do not anticipate paying salaries in the near future.

Compensation of Directors

The sole member of our board of directors is not compensated for his services as sole director. The board has not implemented a plan to award options to any directors. There are no contractual arrangements with any member of the board of directors. We have no director’s service contracts.

Director’s Compensation Table
Name (a)	Fees Earned or Paid in Cash (US$) (b)	Stock Awards (US$) (c)	Option Awards (US$) (d)	Non-Equity Incentive Plan Compensation (US$) (e)	Nonqualified Deferred Compensation Earnings (US$) (f)	All Other Compensation (US$) (g)	Total (US$) (h)

Zhijiang Zhang	0	0	0	0	0	0	0

Option/SAR Grants

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 5.02        Departure of Directors or Certain Officers; Election fo Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Kendra Marcoux as Officer

On May 6, 2009 Kendra Marcoux was nominated and elected by the Board of Directors as Registrant’s President and Chief Executive Officer to serve until his successors shall be elected and qualified until the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Information about Kendra Marcoux is set forth below under “Appointment of Kendra Marcoux to the Board of Directors”

Appointment of Kendra Marcoux to the Board of Directors

On May 6, 2009, Kendra Marcoux was appointed as a member of the Board of Directors of the Company to serve until his successors shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Ms. Marcoux is an accomplished professional manager with over twenty years of extensive worldwide export/import expertise in compliance with governmental regulatory agencies for dangerous goods transportation, U.S. export administration, customs regulations, and trade compliance support in a manufacturing environment. Ms. Marcoux served as Export Manager of the Colibri Group of Rhode Island since 1998. She is currently pursuing a Bachelor of Arts degree in Global Studies with a minor in Legal Studies from Bryant University.

Ms. Kendra Marcoux has not been involved in any of the following proceedings during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Kendra Marcoux.

Departure of Zhijiang Zhang as the President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and Director

Immediately following the closing of the Transaction on May 6, 2009, Zhijiang Zhang resigned as Registrant’s President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer, and Director.

Item 8.01	Other Events

Change of Principal Place of Business

Effective May 6, 2009, the address of our principal place of business is:

701 N. Green Valley Parkway Suite 200, Henderson, NV 89074

Telephone number of the new principal place of business: (877) 269-4984

Item 9.01	Financial Statements and Exhibits

EX-10.1	Stock Purchase Agreement between Horst Balthes and Telemedicine, Inc.

EX-10.2	Affiliate Agreement between Walter Brenner and Telemedicine, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009	ANVIL FOREST PRODUCTS, INC.

/s/ Kendra Marcoux /s/

Kendra Marcoux
President, CEO, Director